EXHIBIT 99.1

Certification Pursuant to

18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906
of The Sarbanes-Oxley Act of 2002

Not Filed Pursuant to the Securities Exchange Act of 1934

      In connection with the Quarterly Report of Friedman Industries, Incorporated (the “Company”) on Form 10-Q for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jack Friedman, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 13, 2003

By /s/ JACK FRIEDMAN

Name: Jack Friedman

Title:	Chairman of the Board and Chief Executive Officer